Exhibit 99.1

Biote Releases Updated Corporate Presentation for October 2022

October 10, 2022

IRVING, Texas—(BUSINESS WIRE)—Oct. 10, 2022—biote Corp. (Nasdaq: BTMD) (“Biote” or the “Company”), a high growth, differentiated medical practice-building business within the hormone optimization space, today released a new Corporate Presentation, which the Company may use from time to time in communications with investors or potential investors.

The updated presentation for October can be found under the Investor Relations section of biote’s website at https://ir.biote.com/news-events/presentations.

About Biote

Biote is a woman-led company operating a high growth, differentiated medical practice-building business within the hormone optimization space. Similar to a franchise model, Biote provides the necessary components to enable practitioners to establish, build, and successfully operate a hormone optimization center to treat patients appropriate for therapy. Biote trains practitioners how to identify and treat early indicators of hormone-related aging conditions.

Forward-Looking Statements

This press release contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Some of the forward-looking statements can be identified by the use of forward-looking words. Statements that are not historical in nature, including the words “may,” “can,” “should,” “will,” “estimate,” “plan,” “project,” “forecast,” “intend,” “expect,” “hope,” “anticipate,” “believe,” “seek,” “target,” “continue,” “could,” “might,” “ongoing,” “potential,” “predict,” “would” and other similar expressions, are intended to identify forward-looking statements. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual results or developments to differ materially from those expressed or implied by such forward-looking statements, including but not limited to: the success of our dietary supplements to attain significant market acceptance among clinics, practitioners and their patients; our customers’ reliance on certain third parties to support the manufacturing of bio-identical hormones for prescribers; our and our customers’ sensitive to regulatory, economic, environmental and competitive conditions in certain geographic regions; our ability to increase the use by practitioners and clinics of the Biote Method at the rate that we anticipate or at all; our ability to grow our business; the significant competition we face in our industry; our limited operating history; our ability to protect our intellectual property; the unpredictability of the effects of the COVID-19 pandemic; the heavy regulatory oversight in our industry; changes in applicable laws or regulations; the inability to profitably expand in existing markets and into new markets; the possibility that we may be adversely impacted by other economic, business and/or competitive factors and future exchange and interest rates. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of Biote’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2022 and other documents filed by Biote from time to time with the Securities and Exchange Commission. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Biote assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Biote does not give any assurance that it will achieve its expectations.

Media

Press@biote.com

Investor

IR@biote.com